                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED JUNE 1, 1996)



                           BANC ONE AUTO TRUST 1996-B



              Interest Period July 15, 1997 through August 14, 1997

              Collection Period July 1, 1997 through July 31, 1997


The undersigned officer of Bank One, Arizona, N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:  /s/ Tom Lewis                Attested:       /s/ Cecilia Synder

            Tom Lewis                                 Assistant Vice President
            Vice President                            Bank One, Arizona, N.A.
            Bank One, Arizona, N.A.

                                                                          PAGE 1
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
(A) Total Receivable Balance                                                                   $305,686,731.00
(B) Total Certificate Balance                                                                  $305,686,731.00
(C) Class A Certificates
    (i)Class A Percentage                                                                                96.00%
    (ii)Original Class A Principal Balance                                                     $293,459,000.00
    (iii)Class A Pass-Through Rate                                                                        6.55%
(D) Class B Certificates
    (i)Class B Percentage                                                                                 4.00%
    (ii)Original Class B Principal Balance                                                     $ 12,227,731.00
    (iii)Class B Pass-Through Rate                                                                        6.70%
(E) Servicing Fee Rate (per annum)                                                                        1.00%
(F) Weighted Average Coupon (WAC)                                                                        12.15%
(G) Weighted Average Original Maturity (WAOM)                                                            60.12 months
(H) Weighted Average Remaining Maturity (WAM)                                                            45.97 months
(I) Number of Receivables                                                                               31,595
(J) Reserve Fund
    (i)Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                           1.50%
    (ii)Reserve Fund Initial Deposit                                                           $  4,585,300.97
    (iii)Specified Reserve Balance:
          (a)On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b)Percent of Initial Certificate Balance                                                       1.00%
          (c)Percent of Remaining Certificate Balance                                                     3.25%
          (d)Trigger Percent of Remaining Certificate Balance                                             8.00%

                                                                          PAGE 2
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
   ---------------------------------------------
(A) Total Receivable Balance                                  $ 155,594,875.57
(B) Total Certificate Balance                                 $ 155,594,875.57
(C) Total Certificate Pool Factor                                    0.5090011
(D) Class A Certificates
    (i)Class A Certificate Balance                            $ 149,370,946.81
    (ii)Class A Certificate Pool Factor                              0.5090011
(E) Class B Certificates
    (i)Class B Certificate Balance                            $   6,223,928.76
    (ii)Class B Certificate Pool Factor                              0.5090011
(F) Reserve Fund Balance                                          5,056,833.46
(G) Cumulative Net Losses for All Prior Periods                   7,183,828.78
(H) Charge-off Rate for Second Preceding Period                           0.89%
(I) Charge-off Rate for Preceding Period                                  1.84%
(J) Delinquency Percentage for Second Preceding Period                    0.48%
(K) Delinquency Percentage for Preceding Period                           0.65%
(L) Weighted Average Coupon (WAC)                                       12.120%
(M) Weighted Average Remaining Maturity (WAM)                            37.14                  months
(N) Number of Receivables                                               20,841

C. INPUTS FROM THE MAINFRAME
   -------------------------
(A) Simple Interest Receivables Principal
    (i)Principal Collections                                      8,547,185.22
    (ii)Prepayments in Full                                               0.00
    (iii)Repurchased Loan Proceeds Related to Principal                   0.00
    (iv)Other Refunds Related to Principal                                0.00
(B) Simple Interest Receivables Interest
    (i)Interest Collections                                       1,584,490.54
    (ii)Repurchased Loan Proceeds Related to Interest                     0.00
(C) Weighted Average Coupon (WAC)                                        12.12%
(D) Weighted Average Remaining Maturity (WAM)                            36.55                  months
(E) Remaining Number of Receivables                                     19,859

(F) Delinquent Receivables          Dollar Amount                     # Units
                                    -------------                     -------
(i)30-59 Days Delinquent              3,516,651            2.40%        460
(ii)60-89 Days Delinquent               674,955            0.46%         94
(iii)90 Days or More Delinquent         372,340            0.25%         42


D. INPUTS DERIVED FROM OTHER SOURCES
   ---------------------------------
(A) Reserve Fund Investment Income                                              20,683.06
(B) Collection Account Investment Income                                             0.00
(C) Realized Losses for Collection Period:
     (i)Charge-offs for current Collection Period - Principal                  236,682.64
     (ii)Realized Losses for Collection Period (B)(i)-(C)(i)                   196,028.25
(D) Net Loss and Liquidated Receivables Information
    (i)Liquidation Proceeds Related to Principal                                40,654.39
    (ii)Liquidation Proceeds Related to Interest                                     0.00
    (iii)Recoveries from Prior Month Charge Offs                               200,198.18

                                                                          PAGE 3
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997

E. COLLECTIONS
   -----------
Interest Collections:
(A) Interest Payments Received                                               1,584,490.54
(B) Liquidation Proceeds Related to Interest                                         0.00
(C) Repurchased Loan Proceeds                                                        0.00
(D) Recoveries from Prior Month Charge Offs                                    200,198.18
                                                                           --------------
(E) Interest Collections                                                     1,784,688.72

Principal Collections:
(F) Principal Payments Received                                            $ 8,547,185.22
(G) Liquidation Proceeds Related to Principal                                   40,654.39
(H) Repurchased Loan Proceeds                                                        0.00
                                                                           --------------
(I) Principal Collections                                                    8,587,839.61

(J) Total Collections                                                      $10,372,528.33


F. DISTRIBUTABLE AMOUNTS
   ---------------------
(A) Servicing Fee:
    (i)Servicing Fee                                                       $   129,662.40
    (ii)Prior Collection Period unpaid Servicing Fees                                0.00
                                                                           --------------
    (iii)Total Servicing Fee                                               $   129,662.40

Interest:
(B) Class A Certificates
    (i)Class A Monthly Interest                                            $   815,316.42
    (ii)Class A prior period Interest Carryover Shortfall                            0.00
                                                                           --------------
    (iii)Class A Interest Distribution                                     $   815,316.42
(C) Class B Certificates
    (i)Class B Monthly Interest                                            $    34,750.27
    (ii) Class B prior period Interest Carryover Shortfall                           0.00
                                                                           --------------
    (iii) Class B Interest Distribution                                    $    34,750.27

(D) Total Certificate Interest Distribution                                $   850,066.69
(E) Total Certificate Interest Distribution plus Total Servicing Fee       $   979,729.08


Principal:
(F) Principal Collections                                                  $ 8,587,839.61
(G) Realized Losses                                                            196,028.25
                                                                           --------------
(H) Total Monthly Principal                                                $ 8,783,867.86

(I) Class A Certificates
    (i) Class A Monthly Principal                                            8,432,505.62
    (ii) Class A prior period Principal Carryover Shortfall                          0.00
                                                                           --------------
    (iii)  Class A Principal Distribution                                    8,432,505.62
(J) Class B Certificates
    (i) Class B Monthly Principal                                              351,362.24
    (ii) Class B prior period Principal Carryover Shortfall                          0.00
                                                                           --------------
    (iii) Class B Principal Distribution                                       351,362.24

(K) Total Principal Distribution                                             8,783,867.86

(L) Total Interest and Principal Distribution Amounts                        9,763,596.94
       plus Servicing Fee

                                                                          PAGE 4
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997


G. DISTRIBUTIONS
   -------------
(A) Total Interest Collections available to be distributed                                                            1,784,688.72
(B)  Class B Percentage of Principal Collections                                                                        343,520.94
(C) Servicing Fee :
    (i) Total Servicing Fee                                                                                             129,662.40
    (ii) Servicing Fee paid                                                                                             129,662.40
                                                                                                                      ------------
    (iii) Unpaid Servicing Fee                                                                                                0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                                   1,655,026.32
Interest:
(E) Class A Certificates
    (i) Class A Interest Distribution                                                                                   815,316.42
    (ii) Class A Interest Distribution paid from Interest Collections after Servicing Fee                               815,316.42
    (iii) Total Interest Collections available after Class A Interest Distribution paid                                 839,709.91
    (iv) Class A Interest Distribution remaining to be paid                                                                   0.00
    (v) Class A Interest Distribution paid from Class B Percentage of Principal Collections                                   0.00
    (vi) Class A Interest Distribution remaining to be paid                                                                   0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                                0.00
    (viii) Class A Interest Carryover Shortfall                                                                               0.00
    (ix) Class A Interest Distribution paid                                                                             815,316.42

(F) Class B Certificates
    (i) Class B Interest Distribution                                                                                    34,750.27
    (ii) Class B Interest Distribution paid from Interest Collections after Class A Interest Distribution                34,750.27
    (iii) Total Interest Collections available after Class B Interest Distribution paid                                 804,959.64
    (iv) Class B Interest Distribution remaining to be paid                                                                   0.00
    (v) Class B Interest Distribution paid from Reserve Fund                                                                  0.00
    (vi) Class B Interest Carryover Shortfall                                                                                 0.00
    (vii) Class B Interest Distribution paid                                                                             34,750.27

(G) Total Interest Paid                                                                                                 850,066.69
(H) Total Interest and Servicing Fee Paid                                                                               979,729.08
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest Distribution paid         804,959.64

Total Collections available to be distributed:
(J) Total Principal Collections                                                                                       8,587,839.61
(K) Excess Interest                                                                                                     804,959.64
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                               0.00
(M) Total Collections available to be distributed as principal                                                        9,392,799.25

Principal:
(N) Class A Certificates
    (i) Class A Principal Distribution                                                                                8,432,505.62
    (ii) Class A Principal Distribution paid from total Collections available to be distributed                       8,432,505.62
    (iii) Total Collections available after Class A Principal Distribution paid                                         960,293.62
    (iv) Class A Principal Distribution remaining to be paid                                                                  0.00
    (v) Class A Principal Distribution paid from Reserve Fund                                                                 0.00
    (vi) Class A Principal Carryover Shortfall                                                                                0.00
    (vii) Total Class A Principal Distribution paid                                                                   8,432,505.62

(O) Class B Certificates
    (i) Class B Principal Distribution                                                                                  351,362.24
    (ii) Class B Principal Distribution paid from total Collections available to be distributed                         351,362.24
    (iii) Total Collections available after Class B Principal Distribution paid                                         608,931.39
    (iv) Class B Principal Distribution remaining to be paid                                                                  0.00
    (v) Class B Principal Distribution paid from Reserve Fund                                                                 0.00
    (vi) Class B Principal Carryover Shortfall                                                                                0.00
    (vii) Total Class B Principal Distribution paid                                                                     351,362.24

(P) Total Excess Cash to the Reserve Fund                                                                               608,931.39

                                                                          PAGE 5
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997

H. POOL BALANCE AND PORTFOLIO INFORMATION
   --------------------------------------

                                                             Beginning                                     End
                                                             of Period                                  of Period
                                                         -----------------                           ----------------
(A) Balances and Pool Factors
    (i) Aggregate Balance of Certificates                $ 155,594,875.57                            $ 146,811,007.71
    (ii) Aggregate Certificate Pool Factor                      0.5090011                                   0.4802662
    (iii) Class A Principal Balance                        149,370,946.81                              140,938,441.19
    (iv) Class A Pool Factor                                    0.5090011                                   0.4802662
    (v) Class B Principal Balance                            6,223,928.76                                5,872,566.52
    (vi) Class B Pool Factor                                    0.5090011                                   0.4802663

(B) Pool Information
    (i) Weighted Average Coupon (WAC)                               12.12%                                      12.12%
    (ii) Weighted Average Remaining Maturity (WAM)                  37.14  months                               36.55 months
    (iii) Remaining Number of Receivables                          20,841                                      19,859
    (iv) Pool Balance                                    $ 155,594,875.57                            $ 146,811,007.71

I. RECONCILIATION OF RESERVE ACCOUNT
   ---------------------------------
(A) Beginning Reserve Account Balance                               5,056,833.46
(B) Less: Draw to pay Class A Interest Distribution                         0.00
(C) Reserve Account Balance after draw                              5,056,833.46
(D) Less: Draw to pay Class B Interest Distribution                         0.00
(E) Reserve Account Balance after draw                              5,056,833.46
(F) Less: Draw to pay Class A Principal Distribution                        0.00
(G) Reserve Account Balance after draw                              5,056,833.46
(H) Less: Draw to pay Class B Principal Distribution                        0.00
(I) Reserve Account Balance after draw                              5,056,833.46
(J) Total excess Collections deposited in the Reserve Fund            608,931.39
                                                                    ------------
(K) Reserve Fund Balance                                            5,665,764.85
(L) Specified Reserve Account Balance                               4,771,357.75
(M) Reserve Account Release to Seller                                 894,407.10
                                                                    ------------
(N) Ending Reserve Account Balance                                  4,771,357.75
                                                                    ============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
   -----------------------------------------
(A) Liquidated Contracts
    (i) Liquidation Proceeds Related to Principal             $   40,654.39
    (ii) Liquidation Proceeds Related to Interest                      0.00
    (iii) Recoveries on Previously Liquidated Contracts          200,198.18
(B) Realized Net Losses for Collection Period                    196,028.25
(C) Charge-off Rate for Collection Period (annualized)                -0.03%
(D) Cumulative Aggregate Net Losses for all Periods            7,379,857.03


(E) Delinquent Receivables

                                     Dollar Amount                       #  Units
                                     -------------                       --------
(i) 30-59 Days Delinquent              3,516,651           2.40%           460
(ii) 60-89 Days Delinquent               674,955           0.46%            94
(iii) 90 Days or More Delinquent         372,340           0.25%            42

                                                                          PAGE 6
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                       DISTRIBUTION DATE AUGUST 15, 1997

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
   -------------------------------------------------------
(A) Charge-off Rate
    (i) Second Preceding Collection Period                       0.89%
    (ii) Preceding Collection Period                             1.84%
    (iii) Current Collection Period                              -0.03%
    (iv) Three Month Average (Avg(i,ii,iii))                     0.90%

(B) Delinquency Percentages
    (i) Second Preceding Collection Period                       0.48%
    (ii) Preceding Collection Period                             0.65%
    (iii) Current Collection Period                              0.72%
    (iv) Three Month Average (Avg(i,ii,iii))                     0.62%

(C) Loss and Delinquency Trigger Indicator                       Trigger was not hit

                                                                          PAGE 7
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997


L.  STATEMENT TO CERTIFICATEHOLDERS
    -------------------------------

                                                                                                                 Per $1,000 of
                                                                                                                 Original Principal
(A)  Amount of distribution allocable to principal:                                           Dollars ($)             Balance
                                                                                          ------------------     ------------------
    (i)    Class A Certificates                                                               8,432,505.62           28.7348680
    (ii)   Class B Certificates                                                                351,362.24            28.7348680

                                                                                                                  Per $1,000 of
                                                                                                                 Original Principal
(B)  Amount of distribution allocable to interest:                                           Dollars ($)             Balance
                                                                                          ------------------     ------------------
    (i)    Class A Certificates                                                              815,316.42               2.7782975
    (ii)   Class B Certificates                                                               34,750.27               2.8419229

(C)  Pool Balance as of the close of business on the last
        day of the Collection Period                                                    $146,811,007.71
                                                                                         ---------------

                                                                                                                    Per $1,000 of
                                                                                                                  Original Principal
(D)  Amount of the Servicing Fee paid to the Servicer with                                   Dollars ($)                 Balance
        respect to the related Collection Period                                          ------------------     ------------------
    (i)  Total Servicing Fee                                                                 129,662.40
    (ii)    Class A Percentage of the Servicing Fee                                          124,475.79               0.4241676
    (ii)    Class B Percentage of the Servicing Fee                                          5,186.61                 0.4241676

                                                                                                      Per $1,000 of
                                                                                                    Original Principal
                                                                            Dollars ($)                 Balance
                                                                            -----------             ------------------
(E) (i) Class A Interest Carryover Shortfall                                    0.00                    0.0000000
    (ii) Class A Principal Carryover Shortfall                                  0.00                    0.0000000
    (iii) Class B Interest Carryover Shortfall                                  0.00                    0.0000000
     (iv) Class B Principal Carryover Shortfall                                 0.00                    0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v) Class A Interest Carryover Shortfall                                   0.00                    0.0000000
     (vi) Class A Principal Carryover Shortfall                                 0.00                    0.0000000
     (vii) Class B Interest Carryover Shortfall                                 0.00                    0.0000000
     (viii) Class B Principal Carryover Shortfall                               0.00                    0.0000000

(F)  Pool factors for each class of certificates, after giving effect to all payments allocated
       to principal                                                                                  Pool Factor
                                                                                                     -----------
    (i)    Class A Pool Factor                                                                        0.4802662
    (ii)   Class B Pool Factor                                                                        0.4802663

(G) Amount of the aggregate Realized Losses, if any, for such Collection Period ($)        $  196,028.25
                                                                                           -------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on the last day of the preceding
    Collection Period                                                                       $1,047,294.90

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                           $4,771,357.75
                                                                                            -------------

(J)  Aggregate outstanding principal balances for each class of certificates, after
      giving effect to all payments allocated to principal                                   Principal Balance
                                                                                             -----------------
    (i)    Class A Principal Balance                                                           140,938,441.19
    (ii)   Class B Principal Balance                                                             5,872,566.52

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the
       Class A Certificateholders on such Distribution Date                                                  $0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer
      with respect to the Related Collection Period ($)                                                      $0.00
                                                                                                             -----

                                                                          PAGE 8
                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-B
                          DETERMINATION DATE STATEMENT
             COLLECTION PERIOD JULY 1, 1997 THROUGH JULY 31, 1997
                        DISTRIBUTION DATE AUGUST 15, 1997

M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)  Servicing Fee                                                                          $     129,662.40
     (ii)  Servicing Fees retained by the Seller                                                       129,662.40
                                                                                                 ----------------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution Date (i-ii)                            $       0.00
                                                                                                                     -------------

(B) Withdraw from the Collection Account and deposit in the Class A Distribution
Account:
      (i)  for the Class A Interest Distribution                                                 $     815,316.42
      (ii)  for the Class A Principal Distribution                                                   8,432,505.62
                                                                                                 ----------------
      (iii)  Total (i+ii)                                                                                            $9,247,822.04
                                                                                                                     -------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
Account:
      (i)  for the Class B Interest Distribution                                                 $      34,750.27
      (ii)  for the Class B Principal Distribution                                                     351,362.24
                                                                                                 ----------------
      (iii)  Total (i+ii)                                                                                            $  386,112.50
                                                                                                                     -------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the Reserve Fund                         $  608,931.39
                                                                                                                     -------------


(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
Account:
     (i)  Amount equal to the excess of the Class A Interest Distribution over the sum of
            Interest Collections and the Class B Percentage of Principal Collections                $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution
           of the Class A Interest Distribution and the Class B Interest Distribution                0.00
                                                                                                    -----
     (iii)  Total                                                                                                            $0.00
                                                                                                                             -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
Account:
     (i)  Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution of the Class A Interest
            Distribution                                                                            $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution, the Class B Interest Distribution, and the
           Class A Principal Distribution                                                            0.00
                                                                                                    -----
     (iii)  Total                                                                                                            $0.00
                                                                                                                             -----

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                    -------------------------------------------------------------------------
                                                       REVISED               ORIGINAL
                                                       JUNE 96                JUNE 96               VARIANCE
                                                    -------------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          2,942,403.98           2,941,654.55                 749.43       (5)
LIQUIDATION PROCEEDS - INTEREST        (2)                  0.00                   0.00                   0.00
RECOVERIES FROM PRIOR MONTHS           (2)                  0.00                   0.00                   0.00
                                                   -------------          -------------          -------------
TOTAL INTEREST RECEIVED                             2,942,403.98           2,941,654.55                 749.43

PRINCIPAL PAYMENTS RECEIVED                        13,460,319.17          13,442,437.01              17,882.16       (5)
REPURCHASED LOAN PROCEEDS                                   0.00             221,153.25            (221,153.25)      (3)
LIQUIDATION PROCEEDS - PRINCIPAL                       19,877.50              42,077.50             (22,200.00)
                                                   -------------          -------------          -------------
TOTAL PRINCIPAL RECEIVED                           13,480,196.67          13,705,667.76            (225,471.09)

TOTAL COLLECTIONS                                  16,422,600.65          16,647,322.31            (224,721.66)

     DISTRIBUTABLE AMOUNTS             (1)
     ---------------------
SERVICING FEE AT 1.00%                                254,738.94             254,738.94                   0.00
CLASS A COUPON INTEREST AT 6.55%                      961,078.23             961,078.23                   0.00
CLASS B COUPON INTEREST AT 6.70%                       40,962.90              40,962.90                   0.00
                                                   -------------          -------------          -------------
TOTAL COUPON INTEREST                               1,002,041.13           1,002,041.13                   0.00
COUPON INTEREST AND SERVICING                       1,256,780.07           1,256,780.07                   0.00


TOTAL PRINCIPAL RECEIVED                           13,480,196.67          13,705,667.76            (225,471.09)
REALIZED LOSS (GROSS-LIQUIDATION)                     393,763.82             273,160.24             120,603.58       (3)
                                                   -------------          -------------          -------------
TOTAL PRINCIPAL                                    13,873,960.49          13,978,828.00            (104,867.51)
TOTAL COUPON INTEREST                               1,002,041.13           1,002,041.13                   0.00
TOTAL SERVICING FEE                                   254,738.94             254,738.94                   0.00
                                                   -------------          -------------          -------------
INTEREST, PRINCIPAL & SERVICE FEE                  15,130,740.56          15,235,608.07            (104,867.51)

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,942,403.98           2,941,654.55                 749.43
COUPON INTEREST                                    (1,002,041.13)         (1,002,041.13)                  0.00
SERVICING FEE                                        (254,738.94)           (254,738.94)                  0.00
REALIZED LOSS (GROSS-LIQUIDATION)                    (393,763.82)           (273,160.24)           (120,603.58)
                                                   -------------          -------------          -------------
EXCESS CASH TO RESERVE FUND                         1,291,860.09           1,411,714.24            (119,854.15)
RESERVE FUND BEGINNING BALANCE                      4,585,300.97           4,585,300.97                   0.00
RESERVE ACCOUNT RELEASE TO SELLER                           0.00                   0.00                   0.00
                                                   -------------          -------------          -------------
RESERVE FUND ENDING BALANCE            (1)          5,877,161.06           5,997,015.21            (119,854.15)

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  16,422,600.65          16,647,322.31            (224,721.66)

SERVICING FEE                                        (254,738.94)           (254,738.94)                  0.00
                                                   -------------          -------------          -------------
OVER/(UNDER) WIRED                                 16,167,861.71          16,392,583.37             224,721.66
                                                   =============          =============          ============

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME        (13)             10,243.02                   0.00              10,243.02       (6)
                                                   =============          =============          ============

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                     --------------------------------------------------------------------------
                                                       REVISED               ORIGINAL
                                                       JULY 96                JULY 96               VARIANCE
                                                     --------------------------------------------------------------------------
      COLLECTIONS
      -----------
INTEREST PAYMENTS RECEIVED                            3,070,176.02          3,069,760.04                415.98      (5)
LIQUIDATION PROCEEDS - INTEREST           (2)               695.44                  0.00                695.44
RECOVERIES FROM PRIOR MONTHS              (2)           168,801.77            147,983.32             20,818.45      (4)
                                                     -------------         -------------           -----------
TOTAL INTEREST RECEIVED                               3,239,673.23          3,217,743.36             21,929.87

PRINCIPAL PAYMENTS RECEIVED                          14,004,195.50         14,000,894.03              3,301.47      (5)
REPURCHASED LOAN PROCEEDS                                     0.00                  0.00                  0.00
LIQUIDATION PROCEEDS - PRINCIPAL                         90,026.36            252,258.33           (162,231.97)     (4)
                                                     -------------         -------------           -----------
TOTAL PRINCIPAL RECEIVED                             14,094,221.86         14,253,152.36           (158,930.50)

TOTAL COLLECTIONS                                    17,333,895.09         17,470,895.72           (137,000.63)

     DISTRIBUTABLE AMOUNTS                (1)
     ---------------------
SERVICING FEE AT 1.00%                                  243,177.31            243,089.92                 87.39
CLASS A COUPON INTEREST AT 6.55%                      1,529,097.55          1,528,548.05                549.50
CLASS B COUPON INTEREST AT 6.70%                         65,172.92             65,149.50                 23.42
                                                     -------------         -------------           -----------
TOTAL COUPON INTEREST                                 1,594,270.47          1,593,697.55                572.92
COUPON INTEREST AND SERVICING                         1,837,447.78          1,836,787.47                660.31


TOTAL PRINCIPAL RECEIVED                             14,094,221.86         14,253,152.36           (158,930.50)
REALIZED LOSS (GROSS-LIQUIDATION)                       473,822.95            331,263.33            142,559.62      (4)
                                                     -------------         -------------           -----------
TOTAL PRINCIPAL                                      14,568,044.81         14,584,415.69            (16,370.88)
TOTAL COUPON INTEREST                                 1,594,270.47          1,593,697.55                572.92
TOTAL SERVICING FEE                                     243,177.31            243,089.92                 87.39
                                                     -------------         -------------           -----------
INTEREST, PRINCIPAL & SERVICE FEE                    16,405,492.59         16,421,203.16            (15,710.57)

     RESERVE FUND
     ------------
INTEREST COLLECTED                                    3,239,673.23          3,217,743.36             21,929.87
COUPON INTEREST                                      (1,594,270.47)        (1,593,697.55)              (572.92)
SERVICING FEE                                          (243,177.31)          (243,089.92)               (87.39)
REALIZED LOSS (GROSS-LIQUIDATION)                      (473,822.95)          (331,263.33)          (142,559.62)
                                                     -------------         -------------           -----------
EXCESS CASH TO RESERVE FUND                             928,402.50          1,049,692.56           (121,290.06)
RESERVE FUND BEGINNING BALANCE                        5,877,161.06          5,997,015.21           (119,854.15)
RESERVE ACCOUNT RELEASE TO SELLER                             0.00                  0.00                  0.00
                                                     -------------         -------------           -----------
RESERVE FUND ENDING BALANCE               (1)         6,805,563.56          7,046,707.77           (241,144.21)

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                    17,333,895.09         17,470,895.72           (137,000.63)
SERVICING FEE                                          (243,177.31)          (243,089.92)               (87.39)
                                                     -------------         -------------           -----------
OVER/(UNDER) WIRED                                   17,090,717.78         17,227,805.80            137,088.02
                                                     =============         =============           ===========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME           (13)            26,752.16             26,752.16                  0.00
                                                     =============         =============           ===========

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                     ---------------------------------------------------------------------------
                                                        REVISED               ORIGINAL
                                                       AUGUST 96             AUGUST 96             VARIANCE6
                                                     ---------------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                            2,785,971.73          2,785,377.72                594.01      (5)
LIQUIDATION PROCEEDS - INTEREST           (2)               295.45                  0.00                295.45
RECOVERIES FROM PRIOR MONTHS              (2)           219,023.47            147,589.44             71,434.03      (4)
                                                     -------------         -------------            ----------
TOTAL INTEREST RECEIVED                               3,005,290.65          2,932,967.16             72,323.49

PRINCIPAL PAYMENTS RECEIVED                          12,727,103.55         12,726,135.52                968.03      (5)
REPURCHASED LOAN PROCEEDS                                     0.00                  0.00                  0.00
LIQUIDATION PROCEEDS - PRINCIPAL                         75,305.10            226,841.99           (151,536.89)     (4)
                                                     -------------         -------------            ----------
TOTAL PRINCIPAL RECEIVED                             12,802,408.65         12,952,977.51           (150,568.86)

TOTAL COLLECTIONS                                    15,807,699.30         15,885,944.67            (78,245.37)

     DISTRIBUTABLE AMOUNTS                (1)
     ---------------------
SERVICING FEE AT 1.00%                                  231,037.27            230,936.24                101.03
CLASS A COUPON INTEREST AT 6.55%                      1,452,761.07          1,452,125.78                635.29
CLASS B COUPON INTEREST AT 6.70%                         61,919.32             61,892.24                 27.08
                                                     -------------         -------------            ----------
TOTAL COUPON INTEREST                                 1,514,680.39          1,514,018.02                662.37
COUPON INTEREST AND SERVICING                         1,745,717.66          1,744,954.26                763.40


TOTAL PRINCIPAL RECEIVED                             12,802,408.65         12,952,977.51           (150,568.86)
REALIZED LOSS (GROSS-LIQUIDATION)                       513,368.84            378,054.37            135,314.47      (4)
                                                     -------------         -------------            ----------
TOTAL PRINCIPAL                                      13,315,777.49         13,331,031.88            (15,254.39)
TOTAL COUPON INTEREST                                 1,514,680.39          1,514,018.02                662.37
TOTAL SERVICING FEE                                     231,037.27            230,936.24                101.03
                                                     -------------         -------------            ----------
INTEREST, PRINCIPAL & SERVICE FEE                    15,061,495.15         15,075,986.14            (14,490.99)

     RESERVE FUND
     ------------
INTEREST COLLECTED                                    3,005,290.65          2,932,967.16             72,323.49
COUPON INTEREST                                      (1,514,680.39)        (1,514,018.02)              (662.37)
SERVICING FEE                                          (231,037.27)          (230,936.24)              (101.03)
REALIZED LOSS (GROSS-LIQUIDATION)                      (513,368.84)          (378,054.37)          (135,314.47)
                                                     -------------         -------------            ----------
EXCESS CASH TO RESERVE FUND                             746,204.15            809,958.53            (63,754.38)
RESERVE FUND BEGINNING BALANCE                        6,805,563.56          7,046,707.77           (241,144.21)
RESERVE ACCOUNT RELEASE TO SELLER                             0.00                  0.00                  0.00
                                                     -------------         -------------            ----------
RESERVE FUND ENDING BALANCE               (1)         7,551,767.71          7,856,666.30           (304,898.59)

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                    15,807,699.30         15,885,944.67            (78,245.37)
SERVICING FEE                                          (231,037.27)          (230,936.24)              (101.03)
                                                     -------------         -------------            ----------
OVER/(UNDER) WIRED                                   15,576,662.03         15,655,008.43             78,346.40
                                                     =============         =============            ==========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME           (13)            29,982.58             29,982.58                  0.00
                                                     =============         =============            ==========


FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(5) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(6)   Reserve fund income not reported in the first investor report.

(7) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(8) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(9) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(10) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(11) Recoveries / liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(12) Overall variances are approximately equal due to the corrections of the misclassifications between recoveries and liquidation proceeds since inception.

(13) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                       --------------------------------------------------------------------
                                                       REVISED              ORIGINAL
                                                       SEPT 96               SEPT 96                VARIANCE
                                                       --------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                            2,689,524.25          2,689,038.68                485.57      (5)
LIQUIDATION PROCEEDS - INTEREST           (2)                 0.00                  0.00                  0.00
RECOVERIES FROM PRIOR MONTHS              (2)           262,754.80            193,499.74             69,255.06      (8)
                                                     -------------         -------------            ----------
TOTAL INTEREST RECEIVED                               2,952,279.05          2,882,538.42             69,740.63

PRINCIPAL PAYMENTS RECEIVED                          11,464,716.64         11,464,170.96                545.68      (5)
REPURCHASED LOAN PROCEEDS                                     0.00                  0.00                  0.00
LIQUIDATION PROCEEDS - PRINCIPAL                         82,985.68            283,437.09           (200,451.41)     (7)
                                                     -------------         -------------            ----------
TOTAL PRINCIPAL RECEIVED                             11,547,702.32         11,747,608.05           (199,905.73)

TOTAL COLLECTIONS                                    14,499,981.37         14,630,146.47           (130,165.10)

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                  219,940.79            219,827.05                113.74
CLASS A COUPON INTEREST AT 6.55%                      1,382,986.46          1,382,271.23                715.23
CLASS B COUPON INTEREST AT 6.70%                         58,945.40             58,914.91                 30.49
                                                     -------------         -------------            ----------
TOTAL COUPON INTEREST                                 1,441,931.86          1,441,186.14                745.72
COUPON INTEREST AND SERVICING                         1,661,872.65          1,661,013.19                859.46


TOTAL PRINCIPAL RECEIVED                             11,547,702.32         11,747,608.05           (199,905.73)
REALIZED LOSS (GROSS-LIQUIDATION)                       682,552.13            483,156.67            199,395.46      (7)
                                                     -------------         -------------            ----------
TOTAL PRINCIPAL                                      12,230,254.45         12,230,764.72               (510.27)
TOTAL COUPON INTEREST                                 1,441,931.86          1,441,186.14                745.72
TOTAL SERVICING FEE                                     219,940.79            219,827.05                113.74
                                                     -------------         -------------            ----------
INTEREST, PRINCIPAL & SERVICE FEE                    13,892,127.10         13,891,777.91                349.19

     RESERVE FUND
     ------------
INTEREST COLLECTED                                    2,952,279.05          2,882,538.42             69,740.63
COUPON INTEREST                                      (1,441,931.86)        (1,441,186.14)              (745.72)
SERVICING FEE                                          (219,940.79)          (219,827.05)              (113.74)
REALIZED LOSS (GROSS-LIQUIDATION)                      (682,552.13)          (483,156.67)          (199,395.46)
                                                     -------------         -------------            ----------
EXCESS CASH TO RESERVE FUND                             607,854.27            738,368.56           (130,514.29)
RESERVE FUND BEGINNING BALANCE                        7,551,767.71          7,856,666.30           (304,898.59)
RESERVE ACCOUNT RELEASE TO SELLER                             0.00            419,279.90           (419,279.90)
                                                     -------------         -------------            ----------
RESERVE FUND ENDING BALANCE               (1)         8,159,621.98          8,175,754.96            (16,132.98)

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                    14,499,981.37         14,630,146.47           (130,165.10)
SERVICING FEE                                          (219,940.79)          (219,827.05)              (113.74)
                                                     -------------         -------------            ----------
OVER/(UNDER) WIRED                                   14,280,040.58         14,410,319.42            130,278.84
                                                     =============         =============            ==========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME           (13)            29,294.97             29,294.97                  0.00
                                                     =============         =============            ==========

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                        -----------------------------------------------------------------------
                                                         REVISED             ORIGINAL
                                                         OCT 96               OCT 96                  VARIANCE
                                                        -----------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                            2,539,118.71          2,537,759.30              1,359.41      (5)
LIQUIDATION PROCEEDS - INTEREST           (2)                81.71                  0.00                 81.71
RECOVERIES FROM PRIOR MONTHS              (2)           366,943.87            269,404.99             97,538.88      (8)
                                                      ------------          ------------           -----------
TOTAL INTEREST RECEIVED                               2,906,144.29          2,807,164.29             98,980.00

PRINCIPAL PAYMENTS RECEIVED                          12,720,634.22         12,719,727.77                906.45      (5)
REPURCHASED LOAN PROCEEDS                                     0.00                  0.00                  0.00
LIQUIDATION PROCEEDS - PRINCIPAL                         41,334.82            321,371.54           (280,036.72)     (7)
                                                      ------------          ------------           -----------
TOTAL PRINCIPAL RECEIVED                             12,761,969.04         13,041,099.31           (279,130.27)

TOTAL COLLECTIONS                                    15,668,113.33         15,848,263.60           (180,150.27)

     DISTRIBUTABLE AMOUNTS                (1)
     ---------------------
SERVICING FEE AT 1.00%                                  209,748.91            209,634.74                114.17
CLASS A COUPON INTEREST AT 6.55%                      1,318,899.98          1,318,182.08                717.90
CLASS B COUPON INTEREST AT 6.70%                         56,213.91             56,183.31                 30.60
                                                      ------------          ------------           -----------
TOTAL COUPON INTEREST                                 1,375,113.89          1,374,365.39                748.50
COUPON INTEREST AND SERVICING                         1,584,862.80          1,584,000.13                862.67


TOTAL PRINCIPAL RECEIVED                             12,761,969.04         13,041,099.31           (279,130.27)
REALIZED LOSS (GROSS-LIQUIDATION)                       655,196.15            387,130.13            268,066.02      (7)
                                                      ------------          ------------           -----------
TOTAL PRINCIPAL                                      13,417,165.19         13,428,229.44            (11,064.25)
TOTAL COUPON INTEREST                                 1,375,113.89          1,374,365.39                748.50
TOTAL SERVICING FEE                                     209,748.91            209,634.74                114.17
                                                      ------------          ------------           -----------
INTEREST, PRINCIPAL & SERVICE FEE                    15,002,027.99         15,012,229.57            (10,201.58)

     RESERVE FUND
     ------------
INTEREST COLLECTED                                    2,906,144.29          2,807,164.29             98,980.00
COUPON INTEREST                                      (1,375,113.89)        (1,374,365.39)              (748.50)
SERVICING FEE                                          (209,748.91)          (209,634.74)              (114.17)
REALIZED LOSS (GROSS-LIQUIDATION)                      (655,196.15)          (387,130.13)          (268,066.02)
                                                      ------------          ------------           -----------
EXCESS CASH TO RESERVE FUND                             666,085.34            836,034.03           (169,948.69)
RESERVE FUND BEGINNING BALANCE                        8,159,621.98          8,175,754.96            (16,132.98)
RESERVE ACCOUNT RELEASE TO SELLER                     1,081,557.63          1,272,451.50           (190,893.87)
                                                      ------------          ------------           -----------
RESERVE FUND ENDING BALANCE               (1)         7,744,149.69          7,739,337.49              4,812.20

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                    15,668,113.33         15,848,263.60           (180,150.27)
SERVICING FEE                                          (209,748.91)          (209,634.74)              (114.17)
                                                      ------------          ------------           -----------
OVER/(UNDER) WIRED                                   15,458,364.42         15,638,628.86            180,264.44
                                                     =============         =============            ==========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME           (13)            36,106.25             36,106.20                  0.05
                                                     =============         =============            ==========

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                   -----------------------------------------------------------------
                                                     REVISED              ORIGINAL
                                                      NOV 96               NOV 96              VARIANCE
                                                   -----------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          2,286,969.61         2,285,685.65             1,283.96     (5)
LIQUIDATION PROCEEDS - INTEREST          (2)              212.75                 0.00               212.75
RECOVERIES FROM PRIOR MONTHS             (2)          294,742.30           179,344.25           115,398.05     (8)
                                                   -------------        -------------           ----------
TOTAL INTEREST RECEIVED                             2,581,924.66         2,465,029.90           116,894.76

PRINCIPAL PAYMENTS RECEIVED                        10,579,265.56        10,497,606.84            81,658.72     (5)
REPURCHASED LOAN PROCEEDS                                   0.00                 0.00                 0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       46,348.54           213,965.93          (167,617.39)    (7)
                                                   -------------        -------------           ----------
TOTAL PRINCIPAL RECEIVED                           10,625,614.10        10,711,572.77           (85,958.67)

TOTAL COLLECTIONS                                  13,207,538.76        13,176,602.67            30,936.09

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                198,567.94           198,444.55               123.39
CLASS A COUPON INTEREST AT 6.55%                    1,248,594.10         1,247,818.22               775.88
CLASS B COUPON INTEREST AT 6.70%                       53,217.35            53,184.28                33.07
                                                   -------------        -------------           ----------
TOTAL COUPON INTEREST                               1,301,811.45         1,301,002.50               808.95
COUPON INTEREST AND SERVICING                       1,500,379.39         1,499,447.05               932.34


TOTAL PRINCIPAL RECEIVED                           10,625,614.10        10,711,572.77           (85,958.67)
REALIZED LOSS (GROSS-LIQUIDATION)                     649,520.66           481,903.27           167,617.39     (7)
                                                   -------------        -------------           ----------
TOTAL PRINCIPAL                                    11,275,134.76        11,193,476.04            81,658.72
TOTAL COUPON INTEREST                               1,301,811.45         1,301,002.50               808.95
TOTAL SERVICING FEE                                   198,567.94           198,444.55               123.39
                                                   -------------        -------------           ----------
INTEREST, PRINCIPAL & SERVICE FEE                  12,775,514.15        12,692,923.09            82,591.06

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,581,924.66         2,465,029.90           116,894.76
COUPON INTEREST                                    (1,301,811.45)       (1,301,002.50)             (808.95)
SERVICING FEE                                        (198,567.94)         (198,444.55)             (123.39)
REALIZED LOSS (GROSS-LIQUIDATION)                    (649,520.66)         (481,903.27)         (167,617.39)
                                                   -------------        -------------           ----------
EXCESS CASH TO RESERVE FUND                           432,024.61           483,679.58           (51,654.97)
RESERVE FUND BEGINNING BALANCE                      7,744,149.69         7,739,337.49             4,812.20
RESERVE ACCOUNT RELEASE TO SELLER                     798,466.50           847,467.55           (49,001.05)
                                                   -------------        -------------           ----------
RESERVE FUND ENDING BALANCE              (1)        7,377,707.80         7,375,549.52             2,158.28

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  13,207,538.76        13,176,602.67            30,936.09
SERVICING FEE                                        (198,567.94)         (198,444.55)             (123.39)
                                                   -------------        -------------           ----------
OVER/(UNDER) WIRED                                 13,008,970.82        12,978,158.12           (30,812.70)
                                                   =============        =============        =============

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           31,841.69            34,116.00            (2,274.31)    (9)
                                                   =============        =============        =============


FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(5) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(6)      Reserve fund income not reported in the first investor report.

(7) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(8) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(9) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(10) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(11) Recoveries / liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(12) Overall variances are approximately equal due to the corrections of the misclassifications between recoveries and liquidation proceeds since inception.

(13) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                     -----------------------------------------------------------------
                                                      REVISED             ORIGINAL
                                                      DEC 96               DEC 96              VARIANCE
                                                    ------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          2,157,157.87         2,154,751.84             2,406.03     (5)
LIQUIDATION PROCEEDS - INTEREST          (2)                0.00                 0.00                 0.00
RECOVERIES FROM PRIOR MONTHS             (2)          230,869.09           224,391.05             6,478.04
                                                   -------------        -------------          -----------
TOTAL INTEREST RECEIVED                             2,388,026.96         2,379,142.89             8,884.07

PRINCIPAL PAYMENTS RECEIVED                         9,971,445.85         9,960,874.19            10,571.66     (5)
REPURCHASED LOAN PROCEEDS                                   0.00                 0.00                 0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       26,737.19           224,391.05          (197,653.86)    (7)
                                                   -------------        -------------          -----------
TOTAL PRINCIPAL RECEIVED                            9,998,183.04        10,185,265.24          (187,082.20)

TOTAL COLLECTIONS                                  12,386,210.00        12,564,408.13          (178,198.13)

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                189,172.00           189,116.65                55.35
CLASS A COUPON INTEREST AT 6.55%                    1,189,512.44         1,189,164.46               347.98
CLASS B COUPON INTEREST AT 6.70%                       50,699.18            50,684.35                14.83
                                                   -------------        -------------          -----------
TOTAL COUPON INTEREST                               1,240,211.62         1,239,848.81               362.81
COUPON INTEREST AND SERVICING                       1,429,383.62         1,428,965.46               418.16


TOTAL PRINCIPAL RECEIVED                            9,998,183.04        10,185,265.24          (187,082.20)
REALIZED LOSS (GROSS-LIQUIDATION)                     675,828.91           478,175.05           197,653.86     (7)
                                                   -------------        -------------          -----------
TOTAL PRINCIPAL                                    10,674,011.95        10,663,440.29            10,571.66
TOTAL COUPON INTEREST                               1,240,211.62         1,239,848.81               362.81
TOTAL SERVICING FEE                                   189,172.00           189,116.65                55.35
                                                   -------------        -------------          -----------
INTEREST, PRINCIPAL & SERVICE FEE                  12,103,395.57        12,092,405.75            10,989.82

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,388,026.96         2,379,142.89             8,884.07
COUPON INTEREST                                    (1,240,211.62)       (1,239,848.81)             (362.81)
SERVICING FEE                                        (189,172.00)         (189,116.65)              (55.35)
REALIZED LOSS (GROSS-LIQUIDATION)                    (675,828.91)         (478,175.05)         (197,653.86)
                                                   -------------        -------------          -----------
EXCESS CASH TO RESERVE FUND                           282,814.43           472,002.38          (189,187.95)
RESERVE FUND BEGINNING BALANCE                      7,377,707.80         7,375,549.52             2,158.28
RESERVE ACCOUNT RELEASE TO SELLER                           0.00           818,564.18          (818,564.18)
                                                   -------------        -------------          -----------
RESERVE FUND ENDING BALANCE              (1)        7,660,522.23         7,028,987.72           631,534.51

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  12,386,210.00        12,564,408.13          (178,198.13)
SERVICING FEE                                        (189,172.00)         (189,116.65)              (55.35)
                                                   -------------        -------------          -----------
OVER/(UNDER) WIRED                                 12,197,038.00        12,375,291.48           178,253.48
                                                   =============        =============          ===========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           32,101.12            32,101.11                 0.01
                                                   =============        =============          ===========


Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                     --------------------------------------------------------
                                                      REVISED              ORIGINAL
                                                       1996                  1996                 VARIANCE
                                                     --------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          18,471,322.17         18,464,027.78              7,294.39
LIQUIDATION PROCEEDS - INTEREST          (2)             1,285.35                  0.00              1,285.35
RECOVERIES FROM PRIOR MONTHS             (2)         1,543,135.30          1,162,212.79            380,922.51
                                                   --------------        --------------        --------------
TOTAL INTEREST RECEIVED                             20,015,742.82         19,626,240.57            389,502.25

PRINCIPAL PAYMENTS RECEIVED                         84,927,680.49         84,811,846.32            115,834.17
REPURCHASED LOAN PROCEEDS                                    0.00            221,153.25           (221,153.25)
LIQUIDATION PROCEEDS - PRINCIPAL                       382,615.19          1,564,343.43         (1,181,728.24)
                                                   --------------        --------------        --------------
TOTAL PRINCIPAL RECEIVED                            85,310,295.68         86,597,343.00         (1,287,047.32)

TOTAL COLLECTIONS                                  105,326,038.50        106,223,583.57           (897,545.07)

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                               1,546,383.16          1,545,788.09                595.07
CLASS A COUPON INTEREST AT 6.55%                     9,082,929.83          9,079,188.05              3,741.78
CLASS B COUPON INTEREST AT 6.70%                       387,130.98            386,971.49                159.49
                                                   --------------        --------------        --------------
TOTAL COUPON INTEREST                                9,470,060.81          9,466,159.54              3,901.27
COUPON INTEREST AND SERVICING                       11,016,443.97         11,011,947.63              4,496.34


TOTAL PRINCIPAL RECEIVED                            85,310,295.68         86,597,343.00         (1,287,047.32)
REALIZED LOSS (GROSS-LIQUIDATION)                    4,044,053.46          2,812,843.06          1,231,210.40
                                                   --------------        --------------        --------------
TOTAL PRINCIPAL                                     89,354,349.14         89,410,186.06            (55,836.92)
TOTAL COUPON INTEREST                                9,470,060.81          9,466,159.54              3,901.27
TOTAL SERVICING FEE                                  1,546,383.16          1,545,788.09                595.07
                                                   --------------        --------------        --------------
INTEREST, PRINCIPAL & SERVICE FEE                  100,370,793.11        100,422,133.69            (51,340.58)

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  20,015,742.82         19,626,240.57            389,502.25
COUPON INTEREST                                     (9,470,060.81)        (9,466,159.54)            (3,901.27)
SERVICING FEE                                       (1,546,383.16)        (1,545,788.09)              (595.07)
REALIZED LOSS (GROSS-LIQUIDATION)                   (4,044,053.46)        (2,812,843.06)        (1,231,210.40)
                                                   --------------        --------------        --------------
EXCESS CASH TO RESERVE FUND                          4,955,245.39          5,801,449.88           (846,204.49)
RESERVE FUND BEGINNING BALANCE                       4,585,300.97          4,585,300.97                  0.00
RESERVE ACCOUNT RELEASE TO SELLER                    1,880,024.13          3,357,763.13         (1,477,739.00)
                                                   --------------        --------------        --------------
RESERVE FUND ENDING BALANCE              (1)         7,660,522.23          7,028,987.72            631,534.51

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  105,326,038.50        106,223,583.57           (897,545.07)
SERVICING FEE                                       (1,546,383.16)        (1,545,788.09)              (595.07)
                                                   --------------        --------------        --------------
OVER/(UNDER) WIRED                                 103,779,655.34        104,677,795.48            898,140.14
                                                   ==============        ==============        ==============

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           196,321.79            188,353.02              7,968.77
                                                   ==============        ==============        ==============

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                                    --------------------------------------------------------------------
                                                     REVISED              ORIGINAL
                                                    JANUARY 97            JANUARY 97             VARIANCE
                                                    --------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          2,433,746.44         2,430,482.41             3,264.03
LIQUIDATION PROCEEDS - INTEREST          (2)                0.00                 0.00                 0.00
RECOVERIES FROM PRIOR MONTHS             (2)          365,134.91            95,552.07           269,582.84
                                                   -------------        -------------        -------------
TOTAL INTEREST RECEIVED                             2,798,881.35         2,526,034.48           272,846.87

PRINCIPAL PAYMENTS RECEIVED                        10,064,062.30        10,053,086.07            10,976.23
REPURCHASED LOAN PROCEEDS                                   0.00                 0.00                 0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       34,785.34           108,929.57           (74,144.23)
                                                   -------------        -------------        -------------
TOTAL PRINCIPAL RECEIVED                           10,098,847.64        10,162,015.64           (63,168.00)

TOTAL COLLECTIONS                                  12,897,728.99        12,688,050.12           209,678.87

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                180,276.99           180,230.45                46.54
CLASS A COUPON INTEREST AT 6.55%                    1,133,580.67         1,133,288.08               292.59
CLASS B COUPON INTEREST AT 6.70%                       48,315.27            48,302.80                12.47
                                                   -------------        -------------        -------------
TOTAL COUPON INTEREST                               1,181,895.94         1,181,590.88               305.06
COUPON INTEREST AND SERVICING                       1,362,172.93         1,361,821.33               351.60


TOTAL PRINCIPAL RECEIVED                           10,098,847.64        10,162,015.64           (63,168.00)
REALIZED LOSS (GROSS-LIQUIDATION)                     634,965.06           249,307.60           385,657.46
                                                   -------------        -------------        -------------
TOTAL PRINCIPAL                                    10,733,812.70        10,411,323.24           322,489.46
TOTAL COUPON INTEREST                               1,181,895.94         1,181,590.88               305.06
TOTAL SERVICING FEE                                   180,276.99           180,230.45                46.54
                                                   -------------        -------------        -------------
INTEREST, PRINCIPAL & SERVICE FEE                  12,095,985.63        11,773,144.57           322,841.06

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,798,881.35         2,526,034.48           272,846.87
COUPON INTEREST                                    (1,181,895.94)       (1,181,590.88)             (305.06)
SERVICING FEE                                        (180,276.99)         (180,230.45)              (46.54)
REALIZED LOSS (GROSS-LIQUIDATION)                    (634,965.06)         (249,307.60)         (385,657.46)
                                                   -------------        -------------        -------------
EXCESS CASH TO RESERVE FUND                           801,743.36           914,905.55          (113,162.19)
RESERVE FUND BEGINNING BALANCE                      7,660,522.23         7,028,987.72           631,534.51
RESERVE ACCOUNT RELEASE TO SELLER                           0.00         1,253,273.55        (1,253,273.55)
                                                   -------------        -------------        -------------
RESERVE FUND ENDING BALANCE              (1)        8,462,265.59         6,690,619.72         1,771,645.87

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  12,897,728.99        12,688,050.12           209,678.87
SERVICING FEE                                        (180,276.99)         (180,230.45)              (46.54)
                                                   -------------        -------------           ----------
OVER/(UNDER) WIRED                                 12,717,452.00        12,507,819.67          (209,632.33)
                                                   =============        =============           ==========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           31,181.67            31,181.67                 0.00
                                                   =============        =============           ==========


FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(5) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(6)      Reserve fund income not reported in the first investor report.

(7) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(8) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(9) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(10) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(11) Recoveries / liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(12) Overall variances are approximately equal due to the corrections of the misclassifications between recoveries and liquidation proceeds since inception.

(13) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.

Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                         -----------------------------------------------------------------------------
                                                     REVISED             ORIGINAL
                                                    FEBRUARY 97         FEBRUARY 97           VARIANCE
                                         -----------------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          1,978,962.22         1,975,814.26             3,147.96        (5)
LIQUIDATION PROCEEDS - INTEREST          (2)               17.34                 0.00                17.34
RECOVERIES FROM PRIOR MONTHS             (2)          304,987.34           126,872.74           178,114.60        (8)
                                                   -------------        -------------        -------------
TOTAL INTEREST RECEIVED                             2,283,966.90         2,102,687.00           181,279.90

PRINCIPAL PAYMENTS RECEIVED                         9,284,102.45         9,275,136.88             8,965.57        (5)
REPURCHASED LOAN PROCEEDS                                   0.00                 0.00                 0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       32,185.80           129,166.19           (96,980.39)       (8)
                                                   -------------        -------------        -------------
TOTAL PRINCIPAL RECEIVED                            9,316,288.25         9,404,303.07           (88,014.82)

TOTAL COLLECTIONS                                  11,600,255.15        11,506,990.07            93,265.08

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                171,332.14           171,554.35              (222.21)
CLASS A COUPON INTEREST AT 6.55%                    1,077,335.54         1,078,732.80            (1,397.26)
CLASS B COUPON INTEREST AT 6.70%                       45,918.00            45,977.55               (59.55)
                                                   -------------        -------------        -------------
TOTAL COUPON INTEREST                               1,123,253.54         1,124,710.35            (1,456.81)
COUPON INTEREST AND SERVICING                       1,294,585.68         1,296,264.70            (1,679.02)


TOTAL PRINCIPAL RECEIVED                            9,316,288.25         9,404,303.07           (88,014.82)
REALIZED LOSS (GROSS-LIQUIDATION)                     605,651.93           277,686.09           327,965.84       (10)
                                                   -------------        -------------        -------------
TOTAL PRINCIPAL                                     9,921,940.18         9,681,989.16           239,951.02
TOTAL COUPON INTEREST                               1,123,253.54         1,124,710.35            (1,456.81)
TOTAL SERVICING FEE                                   171,332.14           171,554.35              (222.21)
                                                   -------------        -------------        -------------
INTEREST, PRINCIPAL & SERVICE FEE                  11,216,525.86        10,978,253.86           238,272.00

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,283,966.90         2,102,687.00           181,279.90
COUPON INTEREST                                    (1,123,253.54)       (1,124,710.35)            1,456.81
SERVICING FEE                                        (171,332.14)         (171,554.35)              222.21
REALIZED LOSS (GROSS-LIQUIDATION)                    (605,651.93)         (277,686.09)         (327,965.84)
                                                   -------------        -------------        -------------
EXCESS CASH TO RESERVE FUND                           383,729.29           528,736.21          (145,006.92)
RESERVE FUND BEGINNING BALANCE                      8,462,265.59         6,690,619.72         1,771,645.87
RESERVE ACCOUNT RELEASE TO SELLER                           0.00           843,400.86          (843,400.86)
                                                   -------------        -------------        -------------

RESERVE FUND ENDING BALANCE              (1)        8,845,994.88         6,375,955.07         2,470,039.81

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  11,600,255.15        11,506,990.07            93,265.08
SERVICING FEE                                        (171,332.14)         (171,554.35)              222.21
                                                   -------------        -------------        -------------
OVER/(UNDER) WIRED                                 11,428,923.01        11,335,435.72           (93,487.29)
                                                   =============        =============        =============

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           23,499.00            23,499.00                 0.00
                                                   =============        =============        =============


Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                         ------------------------------------------------------------------------------
                                                    REVISED               ORIGINAL
                                                    MARCH 97              MARCH 97             VARIANCE
                                         ------------------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          1,936,641.11         1,933,370.78             3,270.33        (5)
LIQUIDATION PROCEEDS - INTEREST          (2)                0.00                 0.00                 0.00
RECOVERIES FROM PRIOR MONTHS             (2)          336,418.16           105,408.91           231,009.25        (8)
                                                   -------------        -------------           ----------
TOTAL INTEREST RECEIVED                             2,273,059.27         2,038,779.69           234,279.58

PRINCIPAL PAYMENTS RECEIVED                        10,227,487.86        10,209,330.29            18,157.57        (5)
REPURCHASED LOAN PROCEEDS                                   0.00                 0.00                 0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       80,156.81           105,828.81           (25,672.00)       (8)
                                                   -------------        -------------           ----------
TOTAL PRINCIPAL RECEIVED                           10,307,644.67        10,315,159.10            (7,514.43)

TOTAL COLLECTIONS                                  12,580,703.94        12,353,938.79           226,765.15


     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                163,063.86           163,486.03              (422.17)
CLASS A COUPON INTEREST AT 6.55%                    1,025,344.62         1,027,999.22            (2,654.60)
CLASS B COUPON INTEREST AT 6.70%                       43,702.05            43,815.19              (113.14)
                                                   -------------        -------------           ----------
TOTAL COUPON INTEREST                               1,069,046.67         1,071,814.41            (2,767.74)
COUPON INTEREST AND SERVICING                       1,232,110.53         1,235,300.44            (3,189.91)


TOTAL PRINCIPAL RECEIVED                           10,307,644.67        10,315,159.10            (7,514.43)
REALIZED LOSS (GROSS-LIQUIDATION)                     561,008.49           219,363.41           341,645.08       (10)
                                                   -------------        -------------           ----------
TOTAL PRINCIPAL                                    10,868,653.16        10,534,522.51           334,130.65
TOTAL COUPON INTEREST                               1,069,046.67         1,071,814.41            (2,767.74)
TOTAL SERVICING FEE                                   163,063.86           163,486.03              (422.17)
                                                   -------------        -------------           ----------
INTEREST, PRINCIPAL & SERVICE FEE                  12,100,763.69        11,769,822.95           330,940.74

     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,273,059.27         2,038,779.69           234,279.58
COUPON INTEREST                                    (1,069,046.67)       (1,071,814.41)            2,767.74
SERVICING FEE                                        (163,063.86)         (163,486.03)              422.17
REALIZED LOSS (GROSS-LIQUIDATION)                    (561,008.49)         (219,363.41)         (341,645.08)
                                                   -------------        -------------           ----------
EXCESS CASH TO RESERVE FUND                           479,940.25           584,115.84          (104,175.59)
RESERVE FUND BEGINNING BALANCE                      8,845,994.88         6,375,955.07         2,470,039.81
RESERVE ACCOUNT RELEASE TO SELLER                   3,319,675.93           926,487.82         2,393,188.11
                                                   -------------        -------------           ----------
RESERVE FUND ENDING BALANCE              (1)        6,006,259.20         6,033,583.09           (27,323.89)

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  12,580,703.94        12,353,938.79           226,765.15
SERVICING FEE                                        (163,063.86)         (163,486.03)              422.17
                                                   -------------        -------------           ----------
OVER/(UNDER) WIRED                                 12,417,640.08        12,190,452.76          (227,187.32)
                                                   =============        =============          ===========

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           26,390.47            26,390.47                 0.00
                                                   =============        =============          ===========


Reconciliation of Amended and Original Monthly Statements for Banc One Auto Grantor Trust 1996-B.

                                         ------------------------------------------------------------------------------------------
                                                     REVISED              ORIGINAL
                                                     APRIL 97             APRIL 97             VARIANCE
                                         ------------------------------------------------------------------------------------------
     COLLECTIONS
     -----------
INTEREST PAYMENTS RECEIVED                          1,799,517.03         1,795,878.03             3,639.00
LIQUIDATION PROCEEDS - INTEREST          (2)                0.00                 0.00                 0.00
RECOVERIES FROM PRIOR MONTHS             (2)          367,741.03           111,439.20           256,301.83
                                                   -------------        -------------        -------------
TOTAL INTEREST RECEIVED                             2,167,258.06         1,907,317.23           259,940.83

PRINCIPAL PAYMENTS RECEIVED                         9,710,118.09         9,701,878.08             8,240.01
REPURCHASED LOAN PROCEEDS                                   0.00                 0.00                 0.00
LIQUIDATION PROCEEDS - PRINCIPAL                       14,405.00           111,439.20           (97,034.20)
                                                   -------------        -------------        -------------
TOTAL PRINCIPAL RECEIVED                            9,724,523.09         9,813,317.28           (88,794.19)

TOTAL COLLECTIONS                                  11,891,781.15        11,720,634.51           171,146.64

     DISTRIBUTABLE AMOUNTS               (1)
     ---------------------
SERVICING FEE AT 1.00%                                154,006.65           154,707.26              (700.61)
CLASS A COUPON INTEREST AT 6.55%                      968,392.93           972,798.37            (4,405.44)
CLASS B COUPON INTEREST AT 6.70%                       41,274.67            41,462.43              (187.76)
                                                   -------------        -------------        -------------
TOTAL COUPON INTEREST                               1,009,667.60         1,014,260.80            (4,593.20)
COUPON INTEREST AND SERVICING                       1,163,674.25         1,168,968.06            (5,293.81)


TOTAL PRINCIPAL RECEIVED                            9,724,523.09         9,813,317.28           (88,794.19)
REALIZED LOSS (GROSS-LIQUIDATION)                     526,397.35           166,667.86           359,729.49
                                                   -------------        -------------        -------------
TOTAL PRINCIPAL                                    10,250,920.44         9,979,985.14           270,935.30
TOTAL COUPON INTEREST                               1,009,667.60         1,014,260.80            (4,593.20)
TOTAL SERVICING FEE                                   154,006.65           154,707.26              (700.61)
                                                   -------------        -------------        -------------
INTEREST, PRINCIPAL & SERVICE FEE                  11,414,594.69        11,148,953.20           265,641.49


     RESERVE FUND
     ------------
INTEREST COLLECTED                                  2,167,258.06         1,907,317.23           259,940.83
COUPON INTEREST                                    (1,009,667.60)       (1,014,260.80)            4,593.20
SERVICING FEE                                        (154,006.65)         (154,707.26)              700.61
REALIZED LOSS (GROSS-LIQUIDATION)                    (526,397.35)         (166,667.86)         (359,729.49)
                                                   -------------        -------------        -------------
EXCESS CASH TO RESERVE FUND                           477,186.46           571,681.31           (94,494.85)
RESERVE FUND BEGINNING BALANCE                      6,006,259.20         6,033,583.09           (27,323.89)
RESERVE ACCOUNT RELEASE TO SELLER                     810,341.38           896,030.83           (85,689.45)
                                                   -------------        -------------        -------------
RESERVE FUND ENDING BALANCE              (1)        5,673,104.28         5,709,233.57           (36,129.29)

     WIRE TO TRUSTEE
     ---------------
TOTAL COLLECTIONS                                  11,891,781.15        11,720,634.51           171,146.64
SERVICING FEE                                        (154,006.65)         (154,707.26)              700.61
                                                   -------------        -------------        -------------
OVER/(UNDER) WIRED                                 11,737,774.50        11,565,927.25          (171,847.25)
                                                   =============        =============        =============

     OTHER REPORTED BALANCES
     -----------------------
RESERVE FUND INVESTMENT INCOME          (13)           26,849.17            26,848.53                 0.64
                                                   =============        =============        =============


FOOTNOTES:
----------
(1) Monthly variances due to the differences with outstanding receivable balances.

(2) Interest collections on liquidation proceeds and recoveries were not previously reported.

(3) Loans reported as repurchased were not formally approved by the trustee to be bought back. Actual amount should have been $113,384. Since these loans were not approved by the trustee and charged off in June 1996, no repurchases are recommended.

(4) Realized losses understated by the approximate net amount of recoveries and liquidation proceeds. (In the original August 1996 report, $33,000 of recoveries and $22,000 of charge-offs were excluded from the original report.)

(5) Principal and interest payments on loans erroneously transferred out of the securitized pool.

(6)      Reserve fund income not reported in the first investor report.

(7) Realized Losses were originally understated by the amount approximately equal to the liquidation proceeds previously overstated.

(8) Monthly variances unexplainable; however, the total differences between recoveries and liquidation proceeds on page 6 indicates double counting in the original amounts reported.

(9) Variance due to clerical error: original used 28 days in calculation; should have been 26 days.

(10) Variance due to understating of recoveries and the reduction of gross losses for liquidation proceeds, thus double counting liquidation proceeds in the realized loss calculation.

(11) Recoveries / liquidation proceeds inappropriately excluded from original report plus an additional charge-off of $3,886 in June 1997 of a loan transferred out of the pool.

(12) Overall variances are approximately equal due to the corrections of the misclassifications between recoveries and liquidation proceeds since inception.

(13) Investment income reported as actual amounts earned, no adjustments were made for the incorrect reserve fund balance.